Exhibit 10.1

SECOND AMENDMENT TO MANAGEMENT AGREEMENT

This SECOND AMENDMENT TO MANAGEMENT AGREEMENT is made as of November 3, 2014 (the “Effective Date”) by and among TWO HARBORS INVESTMENT CORP., a Maryland corporation, on behalf of itself and its Subsidiaries (the “Company”), TWO HARBORS OPERATING COMPANY LLC, a Delaware limited liability company (the “Operating Company”), and PRCM ADVISERS LLC, a Delaware limited liability company (together with its permitted assignees, the “Manager”).

WHEREAS, the parties executed a Management Agreement dated as of October 28, 2009, which the parties subsequently amended as of December 19, 2012 (as amended, the “Management Agreement”), and wish to further amend its terms as set forth herein:

NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1.              Amendment of Investment Guidelines.  The Investment Guidelines, which are attached as Exhibit A to the Management Agreement, are hereby amended to include “commercial real estate assets, inclusive of commercial mortgage loans, commercial real property, commercial mortgage-backed securities, commercial real estate corporate debt and loans and other commercial real estate-related investments in the U.S.,” as an asset class within the Company’s target assets.

Section 2.              Addition of Intellectual Property Provisions.  The Management Agreement is hereby amended to include the following as a new Section 27:

“Section 27.          Intellectual Property.

(a)           All Intellectual Property created or developed by the Manager in connection with the Manager’s performance of this Agreement or otherwise and the Intellectual Property Rights associated therewith shall be the sole and exclusive property of the Manager.  The Company and Operating Company (on behalf of themselves and any Subsidiary) shall assign and do hereby assign to the Manager all Intellectual Property Rights in such Intellectual Property.  For the term of this Agreement, the Manager hereby grants the Company, Operating Company and their Subsidiaries a non-exclusive, worldwide, fully paid up, royalty-free, non-sub-licensable, non-transferable license and right to use the Intellectual Property created or developed by Manager in connection with the Manager’s performance of this Agreement for their business purposes.  The Company and the Operating Company will, or will cause their Subsidiaries to, upon request of the Manager, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be requested by the Manager to carry out the intent of this Agreement or to otherwise perfect, record, confirm, or enforce the Manager’s rights in and to the Intellectual Property.

(b)           Definitions.

(i)            “Intellectual Property” means all work product, documents, code, works of authorship, programs, manuals, developments, processes, formulae, data, specifications, fixtures, tooling, equipment, supplies, processes, inventions, discoveries, improvements, trade secrets, and know-how or similar rights, but does not include any rights in trademarks that include the name or logo of Two Harbors Investment Corp. or that of any of its Subsidiaries, or any future trademark using the words with a design and/or tagline of Two Harbors, Two Harbors Investment Corp. or that of any of its Subsidiaries.

(ii)           “Intellectual Property Rights” means the worldwide right, title, and interest in any Intellectual Property and any goodwill appurtenant thereto, including, without limitation, all copyrights, copyright renewals or reversions, trademarks, trade names, trade dress rights, inventions, priority rights, patent rights, patents, and any other rights or protections in connection therewith or related thereto.”

Section 3.              No Other Amendments.  Except as expressly set forth herein, the Management Agreement has not be amended, revised or modified, and it remains in full force and effect.

[separate signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Brad Farrell
Name: Brad Farrell
Title: Chief Financial Officer

TWO HARBORS OPERATING COMPANY LLC

By:	/s/ Brad Farrell
Name: Brad Farrell
Title: Chief Financial Officer

PRCM ADVISERS LLC

By:	/s/ Jeff Stolt
Name: Jeff Stolt
Title: Chief Financial Officer